SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


MONEY MARKET


Scudder Cash
Investment Trust


Semiannual Report
November 30, 2000



The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income.

Contents
--------------------------------------------------------------------------------


                      4 Letter from the Fund's President

                      6 Portfolio Management Discussion

                     10 Glossary of Investment Terms

                     11 Investment Portfolio

                     14 Financial Statements

                     17 Financial Highlights

                     19 Notes to Financial Statements

                     26 Shareholder Meeting Results

                     27 Officers and Trustees

                     28 Investment Products and Services

                     30 Account Management Resources

Scudder Cash Investment Trust
--------------------------------------------------------------------------------
Class AARP               ticker symbol AITXX                    fund number 165
Class S                  ticker symbol SCTXX                    fund number 065
--------------------------------------------------------------------------------

Date of              o    Scudder Cash Investment Trust -- Class S posted a
Inception:                7-day net annualized yield of 5.99% as of November 30,
7/23/76                   2000.

Total Net            o    Class S shares of the fund returned 2.99% over the
Assets                    semiannual period ended November 30.
11/30/00 --
                     o    The majority of the fund's investments are in as
Class AARP:               high-quality commercial paper, which can offer some of
$366 million              of the highest money market yields available.

Class S:
$1,035 million

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Cash Investment Trust's most recent semiannual period ended November 30, 2000. As of the close of the period on November 30, Scudder Cash Investment Trust's 7-day net annualized yield for Class S shares was 5.99%, which translates to a compound effective yield of 6.17%. Over the six-month period, the total return for Class S shares of the fund was 2.99%, compared with the 2.93% average return of taxable money market funds during the same period, according to Lipper, Inc.^1

In light of the recent signs of a slowdown in the U.S. economy, and disappointing performance by technology stocks and the Nasdaq over the past several months, more and more investors are seeking portfolio diversification and stability of principal. We believe that money market funds such as Scudder Cash Investment Trust provide an ideal vehicle for the portion of your portfolio where principal stability is a top priority. In its management process, the fund's portfolio team remains ever vigilant in maintaining the fund's top-tier credit quality, while at the same time attempting to maximize yield and total return.

Our team of money market portfolio managers is highly experienced in dealing with a wide variety of economic

^1 Source: Lipper, Inc., an independent analyst of investment performance.
   Performance includes reinvestment of dividends and is no guarantee of future results.

--------------------------------------------------------------------------------


environments. They are aided by Scudder's equity research analysts, providing helpful information on industry sectors and individual companies. In the current environment, the fund's managers are choosing money market instruments from industries that tend to be more resilient under slowing economic conditions. As described in the interview beginning on page 6, they constantly examine changing yield levels for different money market instruments, which provide up-to-the-minute assessments of credit quality. They also constantly reevaluate the fund's holdings and average maturity.

For up-to-date information on the fund and your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance of the fund, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Cash Investment Trust.

Sincerely,

Linda C. Coughlin

/s/ Linda C. Coughlin
President
Scudder Cash Investment Trust

Portfolio Management Discussion
--------------------------------------------------------------------------------

                                                               November 30, 2000


In the following interview, portfolio managers Frank Rachwalski and Dean Meddaugh discuss the market environment and their approach to managing the fund.

         Q: How did the fund perform over its most recent semiannual period?

         A: Over the six months ended November 30, 2000, Scudder Cash Investment Trust's 7-day net annualized yield for Class S shares rose from 5.60% to 5.99%, reflecting interest rate increases during the first half of the period. The fund's annualized 5.99% yield as of November 30 translated to a compound effective yield of 6.17%. For the six-month period ended November 30, the fund's total return for Class S shares was 2.99%, compared with the 2.93% average return of taxable money market funds according to Lipper, Inc.

         Q: In February, March, and May of 2000, the Federal Reserve Bank's Federal Open Market Committee (FOMC) raised interest rates, held them steady, and then toward the end of 2000 hinted that rates might be lowered. How has the recent interest rate environment affected money market funds?

         A: What we're seeing is that the short-term yield curve is actually inverted, with slightly longer maturity money market instruments posting lower rates than those with the shortest maturities. This means that an expectation for lower overall interest rates was already built into money market rates in late 2000. Because the U.S. economy is slowing, the Federal Reserve is taking a more cautious approach, and showing concern about signs of a slowdown. It has also indicated that it is worried that banks may be overtightening credit, which could choke off economic growth. So the Fed has eliminated its bias toward higher rates, and will probably actually lower rates during the first quarter of 2001. (Ed. note: following this interview, the Federal Reserve lowered interest rates by one half percentage point in early January.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate in 2000
--------------------------------------------------------------------------------
Federal Funds                                      New rate            Change
--------------------------------------------------------------------------------
February 2                                           5.75%             +0.25%

March 21                                             6.00%             +0.25%

May 16                                               6.50%             +0.50%
--------------------------------------------------------------------------------

The federal funds rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

         Q: How have you been managing the fund in light of these conditions?

         A: What we've been trying to do is to lengthen the fund's average maturity where possible, because it is our perception that interest rates will be lower in the first quarter of 2001.

         Q: Has recent concern about a possible economic slowdown or even a recession affected your management of the fund?

         A: One of the things we have to look at is which types of credits the fund should hold in an economy that's slowing, because when that happens overall credit quality in our marketplace tends to decline. We're not predicting a recession at this point, but it's always in the back of your mind that we could get there. The third quarter came in at under 2.5% growth in GDP and the fourth quarter started out fairly weak, with retail sales declining, more pessimistic consumer sentiment, and higher energy prices -- not a recipe for strong growth by any measure. We have to be watchful that the so-called "soft landing" might well become harder, so we are looking for entities or credits that we believe will be more resilient in a downturn. We're also tending to avoid names on negative credit watch lists and industries or sectors that we think are susceptible to negative financial consequences from slower growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Trust Yields
--------------------------------------------------------------------------------
                                                     7-day            7-day
                                                    average        compounded
                                                     yield       effective yield
--------------------------------------------------------------------------------
May 31, 2000                                        5.58%            5.73%

November 30, 2000                                   5.99%            6.17%
--------------------------------------------------------------------------------


         Q: Can you give an example of a sector you're avoiding?

         A: Autos are one example -- there has been a dramatic slowing in sales. GM recently announced cost measures and layoffs; Ford's done the same thing. Chrysler has told its suppliers that it wants costs brought down and the company is on a negative credit watch list. That's an example of a sector we want to take a more cautious stance on, and when we do buy in that sector, we'll buy issues with significantly shorter maturities.

         Q: How would you characterize the quality of the short-term securities that you purchase for the portfolio?

         A: The fund will only invest in "first-tier" short-term securities. By this I mean issues that are rated in the top rating categories according to major credit rating agencies, such as Fitch Investors Service, Moody's Investor Service, or Standard & Poor's. The top ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of the U.S. Treasury bills. Basically, our philosophy is that it does not pay to take on additional credit risk given the relatively small yield advantage.

         Q: How did you allocate the fund's assets over the period?

         A: In managing the portfolio, we focus on maintaining its average maturity within a target range and in selecting securities that we believe will benefit the fund given current interest rate trends. As a result, we generally do not make large asset allocation shifts within the fund's portfolio. We attempt to maintain exposure to a broad

--------------------------------------------------------------------------------


         selection of securities, including high-quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in commercial paper (62%), which we continued to maintain because of its attractive values and high relative yields. The short-term strategy we referred to earlier about focusing on certain money market sectors and avoiding others has to do with managing the fund's holdings in commercial paper.

         Q: What is your outlook for the fund based on the expectation that interest rates will decline during the first quarter?

         A: Over the coming months we will monitor the shape of the yield curve and periodically reassess our outlook on the economy. If the curve is flat we'll probably maintain a longer-than-average maturity to lock in higher yields. Though we are preparing for the possibility, we don't think a recession is likely at this point. Consumer sentiment has dipped, but we think that's related to the recent declines in the Nasdaq. Another point is that the new president is likely to bring a large tax cut next year, and I think the Congress will be amenable to that in some form. To strengthen the economy, there are a couple of things you can do: You can increase government spending and/or you can cut taxes. From the perspective of the money markets, it didn't matter which presidential candidate got in -- either way we were going to see actions taken to strengthen the economy. We will be monitoring any such actions carefully over the coming year and adjusting our strategy accordingly. Going forward, we will continue to look for attractive opportunities as they arise, seek to maintain a high yield, and be vigilant in terms of the credit quality of the portfolio.

Glossary of Investment Terms
--------------------------------------------------------------------------------


          Commercial  Short-term debt obligations with maturities ranging from
               Paper 2 to 270 days, and issued by banks, corporations and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted from the face value of the security, although some are interest-bearing and offer a high level of safety and liquidity.

            Compound Effective Shows how much income a money market fund would provide if Yield reinvested, based on the current 7-day yield. Because the effect of reinvestment (known as compounding) is reflected in the calculation, this yield figure will always be slightly higher than the 7-day yield. Actual fund performance results are measured by total return.

 Federal Open Market  The committee that sets interest rate and credit policies
    Committee (FOMC)  for the Federal Reserve System. The committee decides whether to increase or decrease interest rates through open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation or to loosen credit to stimulate the economy.

     Federal Reserve  The governing board of the Federal Reserve System, the
               Board United States' central bank. The Board establishes policies on such key matters as reserve requirements (the amount of cash banks must have on hand) and other bank regulations, sets the discount rate, tightens or loosens credit (raises or lowers rates), and regulates the purchase of securities on margin.

           Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.



(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Repurchase Agreements 2.3%
----------------------------------------------------------------------------------

 Chase Securities, Inc., 6.57%, to
    be repurchased at $32,005,840 on 12/1/2000**                        ----------
    (Cost $32,000,000).................................  32,000,000     32,000,000
                                                                        ----------

----------------------------------------------------------------------------------
Commercial Paper 62.1%
----------------------------------------------------------------------------------

 Allfirst Bank, 6.59%*, 1/14/2001......................  15,000,000     14,999,465

 Alpine Securitization, 6.68%***, 1/18/2001............  15,000,000     14,868,000

 Atlantis One Funding Corp., 6.66%***, 1/23/2001.......  16,000,000     15,845,476

 Atlantis One Funding Corp., 6.78%***, 2/26/2001.......   9,092,000      8,948,301

 Bank of America Corp., 6.78%***, 1/11/2001............  15,000,000     14,887,421

 Bank of Nova Scotia, 6.67%***, 2/1/2001...............  15,000,000     15,000,000

 Barton Capital Corp., 6.68%***, 1/19/2001.............  20,000,000     19,819,789

 Bavaria Finance Funding, 6.64%***, 5/24/2001..........  25,000,000     24,981,833

 Bavaria Finance Funding, 6.58%***, 5/24/2001..........  15,000,000     14,533,825

 Bavaria Universal Funding, 6.68%***, 2/20/2001........  25,000,000     24,630,438

 Baxter International Inc., 6.57%***, 12/01/2000.......  12,200,000     12,200,000

 Blue Ridge Asset Funding, 6.67%***, 2/21/2001.........  15,000,000     14,775,867

 Blue Ridge Asset Funding, 6.65%***, 12/13/2000........  10,000,000      9,978,000

 British Telecommunications PLC, 6.73%***, 2/8/2001....  10,000,000      9,874,458

 CSN Overseas "C" (BSAN L), 6.66%***, 1/17/2001........  20,000,000     19,828,711

 Canadian Imperial Bank, 6.65%*, 7/3/2001..............  10,000,000      9,996,922

 Comerica Bank, 6.63%*, 11/9/2001......................  20,000,000     19,997,250

 Commerz Europe (Ireland), 6.72%***, 1/11/2001.........  15,000,000     14,887,933

 Commerz Europe (Ireland), 6.73%***, 1/22/2001.........  10,000,000      9,905,244

 Cooper Industries Inc., 6.66%***, 12/4/2000...........  10,000,000      9,994,542

 Cooper Industries, Inc., 6.67%***, 12/11/2000.........  15,000,000     14,972,708

 Countrywide Home Loans, 6.75%*, 9/5/2001..............  25,000,000     24,998,381

 Eureka Securitization, 6.66%***, 1/18/2001............  25,000,000     24,781,000

 Falcon Asset Securitization, 6.66%***, 1/10/2001......  18,000,000     17,868,400

 Forrestal Funding, 6.66%***, 3/13/2001................  15,000,000     14,723,325

 Forrestal Funding, 6.71%***, 1/29/2001................  10,000,000      9,892,653

 Four Winds Funding Corp., 6.69%***, 1/2/2001..........  10,000,000      9,941,511

 France Telecom, 6.72%***, 1/22/2001...................  18,000,000     17,828,920

 Galaxy Funding, 6.64%***, 3/23/2001...................  15,000,000     14,696,667

 Galaxy Funding, 6.79%***, 2/22/2001...................  10,000,000      9,848,756

 Georgia Power Co., 5.57%***, 12/4/2000................  10,000,000      9,994,567

 Giro Funding US Corp., 6.68%***, 1/16/2001............  10,000,000      9,916,050


    The accompanying notes are an integral part of the financial statements.

                                       11


----------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

 Giro Funding US Corp., 6.65%***, 2/16/2001............  15,000,000     14,790,175

 Goldman Sachs Group, 6.79%*, 1/24/2001................  15,000,000     15,000,000

 Jupiter Securities Corp., 6.69%***, 1/19/2001.........  15,000,000     14,865,760

 Lucent Technologies, 6.69%***, 12/28/2000.............  13,980,000     13,910,694

 Lucent Technologies, 6.81%***, 1/31/2001..............  15,000,000     14,830,217

 Moat Funding LLC, 6.58%***, 12/11/2000................  15,000,000     14,972,875

 Moat Funding LLC, 6.66%***, 3/27/2001.................  10,850,000     10,622,054

 Monte Rosa Capital Corp., 6.65%***, 1/24/2001.........  20,000,000     19,803,200

 Moriarty LLC, 6.70%***, 1/22/2001.....................  20,000,000     19,809,911

 Nordbanken North America, Inc., 6.75%***, 1/5/2001....  10,000,000      9,936,125

 Northern States Power Co., 6.60%***, 12/7/2000........   8,000,000      7,991,293

 Northern States Power Co., 6.72%***, 1/23/2001........  15,000,000     14,854,250

 Preferred Receivable Funding, 6.7%***, 1/12/2001......  17,245,000     17,111,610

 Royal Bank of Scotland, 5.91%***, 3/6/2001............  20,000,000     20,000,000

 Scaldis Capital LLC, 6.63%***, 12/11/2000.............  23,156,000     23,114,062

 Sigma Finance, Inc., 6.65%***, 2/15/2001..............  25,000,000     24,654,833

 Southern California Edison, 6.67%***, 1/22/2001.......  15,000,000     14,858,083

 Southern California Edison, 6.67%*, 1/25/2001.........  10,000,000      9,899,778

 Spintab AB, 6.65%***, 2/7/2001........................  10,000,000      9,876,278

 Spintab AB, 6.75%***, 1/24/2001.......................  10,000,000      9,901,600

 Stellar Funding Group, 6.69%*, 1/8/2001...............  10,000,000      9,930,544

 Surrey Funding Corp., 6.59%*, 12/20/2000..............  25,000,000     24,913,444

 Sweetwater Capital Corp., 6.59%***, 12/29/2000........  25,138,000     25,009,740

 Thunder Bay Funding, Inc., 6.68%***, 1/12/2001........   5,000,000      4,961,558

 Variable Funding Corp., 6.69%***, 1/4/2001............  20,000,000     19,875,711

 Wood Street Funding Corp., 6.70%*, 12/19/2000.........  15,000,000     14,951,025

Total Commercial Paper (Cost $879,861,233).............               879,861,233


----------------------------------------------------------------------------------
Certificates of Deposit 10.9%
----------------------------------------------------------------------------------

 Allfirst Bank, 6.62%*, 9/7/2001.......................  10,000,000     10,000,000

 Amex Centrurian Bank, 6.59%*, 6/5/2001................  10,000,000      9,999,502

 Canadian Imperial Bank, 6.58%*, 9/21/2001.............  15,000,000     14,993,537

 First Union Bank, 6.76%*, 11/21/2001..................  20,000,000     19,997,648

 First Union Bank, 6.69%*, 7/26/2001...................  15,000,000     15,000,000

 Fleet National Bank, 6.56%*, 8/20/2001................  20,000,000     19,994,232

 Key Bank N.A., 6.76%*, 5/25/2001......................  25,000,000     24,995,680

 Merita Corporation, 6.62%*, 7/30/2001.................  10,000,000     10,000,000

 National City Bank of Kentucky, 6.60%*, 9/7/2001......  15,000,000     14,998,766



    The accompanying notes are an integral part of the financial statements.


                                       12

----------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

US Bank of Minnesota, 6.68%*, 7/23/2001................  15,000,000     15,000,000

----------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $154,979,365)                      154,979,365
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
Short-Term Notes 24.7%
----------------------------------------------------------------------------------

 American Honda Financial, 6.75%*, 7/26/2001...........  15,000,000     15,000,000

 American Honda Financial, 6.62%*, 9/21/2001...........  15,000,000     15,000,000

 Associates Corp. of North America, 6.66%*, 6/15/2001..  15,000,000     15,000,000

 British Telecommunications PLC, 6.85%*, 10/9/2001.....  15,000,000     14,998,301

 CIT Group, Inc., 6.71%*, 7/16/2001....................  35,000,000     34,979,014

 Caterpillar Financial Services, 7.05%*, 8/14/2001.....  10,000,000     10,017,127

 Caterpillar Financial Services, 6.90%*, 10/15/2001....  15,000,000     15,015,576

 Countrywide Home Loans, 6.76%*, 9/5/2001..............  15,000,000     15,000,000

 Countrywide Home Loans, 6.81%*, 6/25/2001.............  25,000,000     24,997,252

 Daimler Chrysler NA Holdings, 6.79%*, 11/8/2001.......  15,000,000     15,000,000

 Goldman Sachs Promissory Note, 6.624%*, 12/20/2000....  19,000,000     19,000,000

 GTE Corp., 6.82%*, 1/5/2001...........................  25,000,000     24,998,142

 Heller Financial, 6.89%*, 4/2/2001....................  20,000,000     19,984,433

 Heller Financial, Inc., 6.97%*, 7/17/2001.............  15,000,000     14,995,315

 Household Finance Corp., 6.71%*, 7/20/2001............  25,000,000     24,988,062

 National Rural Utilities, 6.73%*, 7/20/2001...........  15,000,000     15,000,000

 Prudential Funding Corp., 7.00%*, 10/18/2001..........  16,000,000     16,034,953

 Transamerica Finance Corp., 6.78%*, 12/1/2000.........  25,000,000     25,000,000

 Verizon Global Funding, 6.69%*, 12/4/2001.............  15,000,000     14,995,917

----------------------------------------------------------------------------------
Total Short-Term Notes (Cost $350,004,092)                            350,004,092
----------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $1,416,844,690) (a)       1,416,844,690
----------------------------------------------------------------------------------

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of November 30, 2000.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $1,416,844,690.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,416,844,690).........   $1,416,844,690
Cash..............................................................          207,479
Interest receivable...............................................        4,796,596
Receivable for Fund shares sold...................................        1,136,424
Due from Adviser..................................................           38,771
                                                                     ---------------
Total assets......................................................    1,423,023,960

Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased.................................       19,997,648
Dividends payable.................................................          379,183
Payable for Fund shares redeemed..................................          665,474
Accrued management fee............................................          465,476
Accrued Trustees' fees and expense................................           89,247
Other accrued expenses and payables...............................          419,310
                                                                     ---------------
Total liabilities.................................................       22,016,338
------------------------------------------------------------------------------------
Net assets, at value                                                 $1,401,007,622
------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss)..............................        (477,475)
Paid-in capital...................................................    1,401,485,097
------------------------------------------------------------------------------------
Net assets, at value                                                 $1,401,007,622
------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share
   ($365,870,551 / 366,110,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
   authorized.....................................................    $         1.00

Class S
NetAsset Value, offering and redemption price per share
   ($1,035,137,071 / 1,034,661,661 outstanding shares of
   beneficial interest, $.01 par value, unlimited number of
   shares authorized).............................................    $         1.00





                                       14

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Statement of Operations for the six months ended November 30, 2000
 (Unaudited)
------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------

Income:
Interest..........................................................   $   38,147,134
                                                                     ---------------
Expenses:
Management fee....................................................        2,449,503
Services to shareholders..........................................        1,306,543
Custodian and accounting fees.....................................           29,543
Administrative fee................................................          824,330
Auditing..........................................................           26,160
Legal.............................................................              328
Trustees' fees and expenses.......................................           23,281
Reports to shareholders...........................................           76,669
                                                                     ---------------
Total expenses, before expense reductions.........................        4,736,357
Expense reductions................................................         (385,150)
                                                                     ---------------
Total expenses, after expense reductions..........................        4,351,207
------------------------------------------------------------------------------------
Net investment income                                                    33,795,927
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Six Months
                                                   Ended November
                                                      30, 2000      Year Ended May
Increase (Decrease) in Net Assets                   (Unaudited)        31, 2000
------------------------------------------------------------------------------------
Operations:
Net investment income............................  $   33,795,927  $   52,490,408
Net realized gain (loss) on investment
   transactions..................................              --         (13,553)
                                                   --------------- ----------------
Net increase (decrease) in net assets resulting
   from operations...............................      33,795,927      52,476,855
                                                   --------------- ----------------
Distributions to shareholders from:
Net investment income:
  Class AARP.....................................      (4,894,164)             --
                                                   --------------- ----------------
  Class S........................................     (28,901,763)    (52,490,408)
                                                   --------------- ----------------
Fund share transactions:
Proceeds from shares sold........................   1,643,274,290   2,463,134,788
Net assets acquired in tax-free reorganization...     376,153,156              --
Reinvestment of distributions....................      31,779,296      49,713,698
Cost of shares redeemed..........................  (1,631,646,984) (2,678,407,346)
                                                   --------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions............................     419,559,758   (165,558,860)
                                                   --------------- ----------------
Increase (decrease) in net assets................     419,559,758    (165,572,413)
Net assets at beginning of period................     981,447,864   1,147,020,277
                                                   --------------  --------------
Net assets at end of period......................  $1,401,007,622  $  981,447,864
                                                   --------------  --------------

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

--------------------------------------------------------------------------------
                                                                       2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $1.000
                                                                      ----------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                                 .015
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                (.015)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $1.000
                                                                      ----------
--------------------------------------------------------------------------------
Total Return (%)                                                        1.52**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   366
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .78*(b)
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      5.95*
--------------------------------------------------------------------------------

(a) For the period from September 11, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

(b) The ratio of operating expenses includes a one time reduction in reorganization expenses. The ratio without this reduction was .82%.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                2000(b)  2000(c)  1999(d)   1998(e) 1997(e) 1996(e)
------------------------------------------------------------------------------------
Net asset value, beginning of  $1.000    $1.000   $1.000    $1.000   $1.000  $1.000
period
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income           .029      .048     .041       .048    .046    .048
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and
  net realized gains on
  investment transactions (f)   (.029)    (.048)    (.041)    (.048)  (.046)  (.048)
------------------------------------------------------------------------------------
Net asset value, end of period $1.000    $1.000    $1.000    $1.000  $1.000  $1.000
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 2.99(g)** 5.01(g)   4.15(g)** 4.92(g) 4.73    4.89
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    1,035       981     1,147     1,182   1,431   1,387
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            .89(i)*  1.05(h)   1.02*      .95     .86     .83
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            .81(i)*   .90(h)    .85*      .85     .86     .83
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                       5.92*     4.86      4.44*     4.82    4.63    4.79
------------------------------------------------------------------------------------

(a) On September 11, 2000 existing shares of the Fund were redesignated as Class S.

(b) For the six months ended November 30, 2000 (Unaudited).

(c) For the year ended May 31, 2000.

(d) For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year from June 30 to May 31.

(e) For the years ended June 30.

(f) Net realized gains were less than 6/10 of $.01 per share.

(g) Total returns would have been lower had certain expenses not been reduced.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .85%, respectively (see Notes to Financial Statements).

(i) The ratios of operating expenses include a one time reduction in reorganization expenses. The ratios without this reduction before and after expense reductions were .92% and .84%, respectively.

*   Annualized

**  Not annualized

Notes to Financial Statements                                       (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

On September 11, 2000, the Fund commenced offering multiple classes of shares and existing shares of the Fund were redesignated as Class S. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

--------------------------------------------------------------------------------


Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $473,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004 ($279,000), May 31, 2005 ($179,000), May 31, 2006 ($4,000), May 31, 2007
($2,000) and May 31, 2008 ($9,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $121,000 of capital losses from its merger (see Note F) with AARP High Quality Money Fund, which may be applied against any realized net taxable capital gains in future years or until May 31, 2004 ($63,000) and May 31, 2005 ($58,000), the respective expiration dates whichever occurs first, which are subject to certain imitations imposed by
Section 382 of the Internal Revenue Code. The Fund also inherited approximately $12,000 in post-October losses that will be recognized for tax purposes in the year ending May 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders as least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc., (formerly "Scudder Kemper Investments, Inc."), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective

--------------------------------------------------------------------------------


September 11, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Investments, Inc. ("Scudder" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective September 11, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets, 0.35% of the next $500,000,000 of such net assets, 0.335% of the next $500,000,000 of such net assets and 0.32% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

For the period June 1, 2000 through September 11, 2000 the Adviser agreed to maintain the annualized expenses of the Fund at not more than 0.85% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the period June 1, 2000 through September 11, 2000 the Adviser did not impose a portion of its management fee pursuant to the Agreement aggregating $373,115. For the six months ended November 30, 2000, the amount imposed pursuant to the Agreement and the Management Agreement aggregated $2,076,388. The management fee imposed is equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets for the six months ended November 30, 2000.

--------------------------------------------------------------------------------


Administrative Fee. Effective September 11, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period September 11, 2000 through November 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $1,195,081, of which $439,262 is unpaid at November 30, 2000. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $370,751 ($127,567 for Class AARP and $243,184 for Class S) is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to September 11, 2000, the amount charged to the Fund by SSC aggregated $769,385, all of which is paid at November 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to September 11, 2000, the amount charged to the Fund by STC aggregated $404,694, all of which is paid at November 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to

--------------------------------------------------------------------------------


September 11, 2000, the amount charged to the Fund by SFAC aggregated $24,331, of which all is paid at November 30, 2000.

The Class S shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. Prior to September 11, 2000, the Special Servicing Agreement expense charged to the Fund aggregated $7,563.

Effective September 11, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000, Trustees' fees and expenses aggregated $23,281.

Other Related Parties. Effective September 11, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, the Fund's custodian fees were reduced by $793. Prior to September 11, 2000, transfer agent fees were reduced by $11,242.

Effective September 11, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------


D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000 a one-time fee of $77,543 was accrued by Class S shares for payment to those Trustees not affiliated with the Adviser who did not stand for re-election. Inasmuch as the Adviser will also benefit from administrative efficiencies of the consolidated board, the Adviser agreed to bear $38,771 of such costs, which were paid to the Fund in December 2000.

F. Acquisition of Assets

On September 8, 2000, the Fund acquired all the net assets of AARP High Quality Money Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 376,459,577 Class AARP shares of the Fund for 376,459,577 shares of AARP High Quality Money Fund outstanding on September 8, 2000. AARP High Quality Money Fund's net assets at that date ($376,153,156) were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $965,100,857. The combined net assets of the Fund immediately following the acquisition were $1,341,254,013.

--------------------------------------------------------------------------------


G. Share Transactions
The following table summarizes share and dollar activity in the Fund:

                            Six Months Ended                      Year Ended
                      November 30, 2000 (Unaudited)              May 31, 2000
                   -------------------------------- --------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
------------------------------------------------------------------------------------
Class AARP*......      89,863,166  $   89,929,425               --   $           --
Class S**........   1,553,878,147   1,553,344,865    2,463,134,788    2,463,134,788
                                   --------------                    --------------
                                   $1,643,274,290                    $2,463,134,788
                                   --------------                    --------------

Net assets acquired in tax-free reorganization
------------------------------------------------------------------------------------
Class AARP*......     376,459,577  $  376,153,156               --   $           --
Class S**........              --              --               --               --
                                   --------------                    --------------
                                   $  376,153,156                    $           --
                                   --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class AARP*......       4,506,626  $    4,506,627               --   $           --
Class S**........      26,272,669      27,272,669       49,713,698       49,713,698
                                   --------------                    --------------
                                   $   31,779,296                    $   49,713,698
                                   --------------                    --------------

Shares redeemed
------------------------------------------------------------------------------------
Class AARP*......   (104,718,657)   $(104,718,657)              --   $           --
Class S**........  (1,526,928,327) (1,526,928,327)  (2,678,407,346)  (2,678,407,346)
                                  ----------------                  ---------------
                                  $(1,631,646,984)                  $(2,678,407,346)
                                  ----------------                  ---------------

Net increase from capital share transactions
------------------------------------------------------------------------------------
Class AARP*......     366,110,712  $  365,870,551               --   $           --
Class S**........      53,222,489      53,689,207     (165,558,860)    (165,558,860)
                                   --------------                    --------------
                                   $  419,559,758                     $(165,558,860)
                                   --------------                    --------------



* For the period from September 11, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.

** On September 11, 2000, existing shares of the Fund were redesignated as Class
   S shares.

H. Subsequent Event

On January 16, 2001, the Adviser purchased $15,000,000 of Southern California Edison commercial paper from the Fund for $5,983,625 in excess of that security's value. The Fund recorded a realized loss of $5,983,625 on the transaction and a payment of an equal amount from the Adviser. The Adviser received no shares of the Fund or other consideration in exchange for such contribution.

Shareholder Meeting Results                                         (Unaudited)
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Cash Investment Trust (the "fund") was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Cash Investment Trust.

                                                         Number of Votes:

   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                         435,848,592         12,843,881

   Linda C. Coughlin                            435,473,702         13,218,771

   Dawn-Marie Driscoll                          435,978,612         12,713,861

   Edgar R. Fiedler                             435,660,471         13,032,002

   Keith R. Fox                                 435,844,694         12,847,779

   Joan E. Spero                                435,388,929         13,303,544

   Jean Gleason Stromberg                       435,707,120         12,985,353

   Jean C. Tempel                               435,873,632         12,818,841

   Steven Zaleznick                             434,932,795         13,759,678
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                    Number of Votes:

                                                                      Broker
         For                Against              Abstain             Non-Votes*
--------------------------------------------------------------------------------
     433,998,657           5,290,331            9,403,485                0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*

   o  President and Trustee

 Henry P. Becton, Jr.

   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll

   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler

   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox

   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero

   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg

   o  Trustee; Consultant

 Jean C. Tempel

   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick

   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*

   o  Vice President

 William F. Glavin*

   o  Vice President

 James E. Masur*

   o  Vice President

 Frank J. Rachwalski, Jr.*

   o  Vice President

 Howard S. Schneider*

   o  Vice President

 John Millette*

   o  Vice President and Secretary

 Kathryn L. Quirk*

   o  Vice President and
      Assistant Secretary

 John R. Hebble*

   o  Treasurer

 Brenda Lyons*

   o  Assistant Treasurer

 Caroline Pearson*

   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       28


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Adviser

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


  SCUDDER
INVESTMENTS(SM)
  [LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com


A member of [LOGO] Zurich Scudder Investments